Exhibit 99(a)

ANNUAL MEETING OF SHAREHOLDERS APRIL 18, 2007 Mike Vea Chairman, President and Chief Executive Officer Growing, Transforming and Improving

Agenda Business Meeting CEO Report Questions and Answers

Business Meeting

CEO Report

Safe Harbor Statement Certain statements made in this presentation may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this presentation, the words "may," "will," "should," "would," "anticipate," "expect," "plan," "believe," "intend," and similar expressions identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors include risks relating to changes in interest rates; risks of default on and concentration of loans within our portfolio; the possible insufficiency of our allowance for loan losses, regional economic conditions; competition; governmental regulation and supervision; failure or circumvention of our internal controls; reliance on Integra Bank to fund dividends to our shareholders; disruption of business or dilution of shareholder value as a result of mergers or acquisitions; our ability to retain key personnel; failure or disruption of our information systems; technological change; and other factors we describe from time to time in our periodic reports filed with the SEC. We undertake no obligation to revise or update these risks, uncertainties and other factors except as set forth in our periodic reports.

Table of Contents Overview Financial Results Goals for 2007 - 2009 Growth Strategy Shareholder Return and Outlook for 2007 Questions and Answers Reconciliation of Non GAAP Results Pages 7-9 10-13 14-15 16-33 34-36 37 40

Overview-Integra Franchise As of March 31, 2007 On April 9th, 2007 Integra completed it acquisition of Prairie Financial Corporation. The economic value of the merger consideration was $108 million in Integra stock and cash. Combined Company (Pro Forma) Total Assets: $3.2 billion Total Loans: $2.2 billion Total Deposits: $2.5 billion Number of Branches: 79 Employees: 952 Integra Bank N.A. Total Assets: $2.7 billion Total Loans: $1.8 billion Total Deposits: $2.0 billion Number of Branches: 74

Overview . . . . An Experienced Team An experienced team with metropolitan market backgrounds. Four of our six Executive Officers worked together at Star Bank. Name Age Title Previous Experience Hired Michael T. Vea 48 Chairman, President and Bank One, Cincinnati 1999 Chief Executive Officer Star Bank Martin M. Zorn 50 Executive Vice President Wachovia Bank 2001 Chief Financial and Risk Officer Archie M. Brown 46 Executive Vice President Star / Firstar / US Bank 2001 Commercial and Consumer Raymond D. Beck 51 Executive Vice President National City Corp. 2006 Chief Credit Officer Star / Firstar / US Bank Roger D. Watson 53 Executive Vice President Star / Firstar / US Bank 2003 Division Mgr. / CRE Roger M. Duncan 54 Executive Vice President Integra Bank 1985 Community Banking President

Overview 2004 - 2006 Transformation Accelerated Revenue Growth Improved Operating Efficiency Provided Quality Service, Develop Employees, Continue to Increase Managerial Depth Lowered Risk Profile

Financial Results

Financial Results IBNK Performance Summary

Financial Results IBNK Performance Summary

Net Income of $7.4 Million, up 12.2% from First Quarter of 2006 Diluted EPS of $0.41, up 10.8% Net Interest Margin improves 14 basis points to 3.48% Non Interest Income increases 14.4%, including Gain on Sale of Servicing Rights of $0.6 Million Stable Credit Quality with net charge-offs of 17 basis points and Non-performing Loans to Total Loans of 50 basis points Results do not include effect of possible early adoption of FAS159. Financial Results First Quarter 2007

Goals for 2007-2009

Achieve Earnings growth and Total Shareholder Return in the First Quartile of our Midwest Peer Group. Goals for 2007-2009

Growth Strategy

Growth Strategy Add New Customers and do more with them Improve our Net Interest Income by improving our loan and asset mix Increase our presence in faster growing Metro Markets through selective acquisitions and by continuing to recruit successful lending and product teams Improve operating leverage Allocate capital to highest uses to increase Total Shareholder Return

Grow Revenue Growth in Net Checking Accounts - High Performance Checking program Commercial Loan Growth - Metro CRE and Commercial Expansion and Transformation Hiring Teams Acquisitions - Prairie Financial Corporation Improving our Margin by improving our Loan and Deposit Mix Capital Management and Allocation Continue Efficiency Improvements and Expense Management Increase Non-Interest Income Growth Strategy Initiatives that will drive our Growth Strategy

Growth Strategy Grow Revenue - DEPOSITS Focused on driving core checking account growth - key to the customer relationship Service charges are an additional benefit of increased checking account openings

Net checking accounts increased by 6,000 in 2006 We are opening a combined average of 535 personal and business accounts per week Program drivers: Marketing including direct mail Customer referral program 46% of account openings come from "Tell-A-Friend" Simplified products Free gifts Scalable program Growth Strategy Grow Revenue - HIGH PERFORMANCE CHECKING

Metro commercial real estate (CRE) strategy Hired experienced CRE team in 2003 Offices in Cincinnati, Louisville, Cleveland, and Columbus (OH) Target developers with proven track records Many projects have investment grade tenants $428 million in loan balances as of March 2007 Average note size of $2.4 million Primarily floating rate construction loans Underwritten to secondary market standards Growth Strategy Grow Revenue - COMMERCIAL LOAN GROWTH

Hired Cincinnati-based Commercial team in mid-2006 Management had worked with team at a former institution Focus on middle market lending, with anticipated average loan size of approximately $2 - $3 million Proven team with strong track record Relationship focused: deposits, cash management and loans Strong trends with over $68 million in loans and over $14 million in deposits with strong loan and deposit pipelines of $20 and $8 million, respectively Growth Strategy Grow Revenue - COMMERCIAL LOAN GROWTH

Cincinnati Commercial Commercial Real Estate Initiative Growth Strategy Grow Revenue - COMMERCIAL LOAN GROWTH

Team focused: Continue to opportunistically hire teams as we expand Our criteria: Teams of commercial lenders, or fee generating business lines (wealth management, etc.), with proven track records - Management team remains intact Provide additional capabilities or complementary to existing capabilities Metro market focused Growth Strategy Expansion and Transformation - HIRING TEAMS

15 year old bank, started by long time Chicago area bankers Bradley Stevens, founder and CEO of Prairie, former President of Cole Taylor will remain and manage the Chicago region 5 branches well positioned in growth markets on Chicago's Southwest side Construction lending niche High profitability with C-corp adjusted ROA of 1.4% and ROE of 20% LTM Strong Net Income growth with a 27.1% CAGR '05 - '06 Management to stay in place EPS Accretive in Year 1 Growth Strategy Expansion and Transformation - ACQUISITIONS - PRAIRIE FINANCIAL

Debit Card income is up $0.9 million, or 35.4%, from 2005 Deposit Service Charge income is up $3.5 million, or 23.0%, from 2005 Growth Strategy Grow Revenue - NON INTEREST INCOME

Exited the Indirect Marine/RV business in 4Q06 due to inadequate pricing Private Label our residential mortgage processing, underwriting, closing, and servicing in 1Q07 Integra will continue to originate but not hold Sale of existing servicing portfolio Improve business model - reduce income volatility Better products and service for our customers Growth Strategy Improving our Margin by improving our loan mix

Steadily increasing our reliance on core earning assets Loan demand and pipelines remain solid Growth Strategy Improving our Margin - IMPROVING LOAN MIX

Dividend policy - payout 35-50% of earnings • Board approved stock buyback plan - 2.5% or $10 million Target returning 35 - 70% of earnings to shareholders depending on growth opportunities: Organic Growth Market Expansion Dividends Share Repurchase Growth Strategy Capital Management

We reduced NIE by over $5 million during the last 3 years Invest and grow in faster growing markets and businesses Improve efficiency of slow growth markets and businesses Sell or outsource if financial returns are below goals Growth Strategy Continue efficiency improvement and expense management

Shareholder Return and Outlook for 2007

15 month total return = 8.2% IBNK return compared to 0.4% for our Peer Group As of March 31, 2007 Note: Peer group consists of the following: CRBC, FMBI, PRK, AMFI, WSBC, FFBC, CHFC, SRCE, FRME, IBCP, CBC, CTBI, HTLF, MBHI, THFF, FINB, RBCAA, LKFN Shareholder Return and Outlook for 2007 IBNK Price Performance

Above average revenue growth Loan growth Core deposit growth Fee income Stable credit trends Disciplined expense management Capital management Dividends and stock buy-back Shareholder Return and Outlook for 2007 What will drive Bank stock prices in 2007

Questions and Answers

ANNUAL MEETING OF SHAREHOLDERS APRIL 18, 2007 Growing, Transforming and Improving

ANNUAL MEETING OF SHAREHOLDERS APRIL 18, 2007 Thank You For more information: • Visit our website, www.integrabank.com • Listen to our web casts to follow our progress • Call us with questions: Mike Vea, our CEO at (812) 464-9604 Martin Zorn, or CFO at (812) 461-5794

Reconciliation of Non-GAAP Financial Measures EPS ROA ROE